EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 40-F of FirstService Corporation (the “Company”) for the year ended December 31, 2023 (the “Report”) filed with the United States Securities and Exchange Commission on the date hereof, I, D. Scott Patterson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to section 906 of the Sarbanes‑Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    February 22, 2024

/s/ D. Scott Patterson
D. Scott Patterson
Chief Executive Officer

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 40-F of FirstService Corporation (the “Company”) for the year ended December 31, 2023 (the “Report”) filed with the United States Securities and Exchange Commission on the date hereof, I, Jeremy Rakusin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to section 906 of the Sarbanes‑Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    February 22, 2024

/s/ Jeremy Rakusin
Jeremy Rakusin
Chief Financial Officer